UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2011

MFA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(212) 207-6400

                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03  Material Modification to Rights of Security Holders.

As reported under Item 5.07 below, at the MFA Financial, Inc. (“MFA”) 2011 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of MFA approved an amendment to MFA’s charter to increase the number of authorized shares of capital stock, par value $0.01 per share, from 500,000,000 shares to 1,000,000,000 shares, consisting of 895,000,000 shares of common stock, 5,000,000 shares of 8.50% Series A Cumulative Redeemable Preferred Stock and 100,000,000 shares of excess stock (the “Charter Amendment”).  The Charter Amendment became effective upon the filing by MFA of Articles of Amendment with the State Department of Assessments and Taxation of Maryland on May 24, 2011. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

On May 24, 2011, MFA held the Annual Meeting in New York, New York for the purpose of: (i) electing two Class I directors to serve on the board of directors (the “Board”) until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) approving the Charter Amendment; (iii) approving, by advisory (non-binding) vote, MFA’s executive compensation; (iv) recommending, by advisory (non-binding) vote, the frequency of future votes on MFA’s executive compensation; and (v) ratifying the appointment of Ernst & Young LLP as MFA’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The two nominees for election to the Board were elected to serve on the Board until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify, based on the following votes:

Name of Class I Nominees	For	Withheld	Broker Non-Votes

Stephen R. Blank	241,963,108	16,285,667	58,606,441

William S. Gorin	241,116,847	17,131,928	58,606,441

Proposal 2.   The Charter Amendment proposal was approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes

229,045,715	24,606,138	4,596,922	58,606,441

Proposal 3.  The proposal to approve, on an advisory (non-binding) basis, MFA’s executive compensation was approved, based on the following votes:

For	Against	Abstentions	Broker Non-Votes

240,379,906	13,025,252	4,843,617	58,606,441

Proposal 4.  The advisory (non-binding) recommendation of the frequency of future votes on MFA’s executive compensation received the following votes:

3 years	2 years	1 year	Abstentions	Broker Non-Votes

73,760,183	14,138,971	165,518,191	4,831,430	58,606,441

Based upon the voting results set forth above under Proposal 4, the Board has determined, based on the recommendation of its Compensation Committee, that future advisory (non-binding) votes on MFA’s executive compensation will be submitted to stockholders on an annual basis.

Proposal 5.  The ratification of the appointment of Ernst & Young LLP as MFA’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved, based on the following votes:

For	Against	Abstentions

310,886,678	1,199,557	4,768,981

ITEM 9.01  Financial Statements and Exhibits.

(d)         Exhibits.

3.1           Articles of Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.

By:	/s/ Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President

Date: May 26, 2011